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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 13, 2002


                                   ENRON CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     OREGON
                 (State or Other Jurisdiction of Incorporation)

                                                                47-0255140
               1-13159                                        (I.R.S. Employer
       (Commission File Number)                              Identification No.)

             ENRON BUILDING
            1400 SMITH STREET
             HOUSTON, TEXAS                                         77002
(Address of Principal Executive Offices)                          (Zip Code)

                                 (713) 853-6161
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         (a) Attached hereto as Exhibit 99.1 is the certification of the Company's Interim Chief Executive Officer and Chief Restructuring Officer dated August 13, 2002, submitted to the Securities and Exchange Commission (the "SEC") pursuant to an Order of the SEC issued on June 27, 2002 under Section 21(a) of the Securities and Exchange Act of 1934 (the "Certification Order").

         (b) Attached hereto as Exhibit 99.2 is the certification of the Company's Chief Financial Officer dated August 13, 2002, submitted to the SEC pursuant to the Certification Order.



As explained in a November 8, 2001 Form 8-K filed by the Company with the SEC, the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by the Company, the financial statements of the Company for the third quarter of 2001 should not be relied upon. As explained in a February 12, 2002 Form 8-K filed by the Company with the SEC, the Company believes the existing equity of the Company has and will have no value and that any plan under chapter 11 of title 11 of the United States Code confirmed by the Bankruptcy Court will not provide the Company's existing equityholders with any recovery.


ITEM 7.  EXHIBITS

        99.1      Certification of Stephen F. Cooper, dated August 13, 2002.

        99.2      Certification of Raymond M. Bowen, Jr., dated August 13, 2002.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2002
                                        ENRON CORP.


                                        By:     /s/ Raymond M. Bowen, Jr.
                                           -------------------------------------
                                        Name:  Raymond M. Bowen, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer




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                                  EXHIBIT INDEX

       99.1       Certification of Stephen F. Cooper, dated August 13, 2002.

       99.2       Certification of Raymond M. Bowen, Jr., dated August 13, 2002.





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